                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 15, 2004 and covers activity from October 26, 2004 through November 24, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of December, 2004.


                                      AMERICAN EXPRESS TRAVEL RELATED
                                      SERVICES COMPANY, INC., as Servicer

                                      By:    /s/ Michael McFerran
                                             ----------------------------
                                      Name:  Michael McFerran
                                      Title: Vice President
                                             Securitization Operations &
                                             Accounting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                         Trust Totals
-----------------                                         ------------

Number of days in period                                            30
Beginning Principal Receivable Balance               23,059,196,013.35
Special Funding Account Balance                                   0.00
Beginning Total Principal Balance                    23,059,196,013.35
Finance Charge Collections (excluding                   355,007,174.81
 Recoveries)
Recoveries                                               18,256,536.08
Total Collections of Finance Charge Receivables         373,263,710.89
Total Collections of Principal Receivables            5,483,923,921.26
Monthly Payment Rate                                          23.7819%
Defaulted amount                                         96,785,801.05
Annualized Default Rate                                        5.1068%
Trust Portfolio Yield                                         14.5877%
New Principal Receivables                             5,580,385,982.68
Ending Principal Receivables Balance                 23,058,872,273.72
Ending Required Minimum Principal Balance            21,694,250,000.00
Ending Transferor Amount                              2,783,872,273.72
Ending Special Funding Account Balance                            0.00
Ending Total Principal Balance                       23,058,872,273.72



























                                      - 02 -



B. Series Allocations                                           Series 2000-1   Series 2000-2      Series 2000-3      Series 2000-4
---------------------                                           -------------   -------------      -------------      -------------
Group Number                                                                1               2                  2                  2
Invested Amount                                                500,000,000.00  500,000,000.00   1,000,000,000.00   1,212,122,000.00
Adjusted Invested Amount                                       500,000,000.00  500,000,000.00   1,000,000,000.00   1,212,122,000.00
Principal Funding Account Balance                                        0.00            0.00               0.00               0.00
Series Required Transferor Amount                               35,000,000.00   35,000,000.00      70,000,000.00      84,848,540.00
Series Allocation Percentage                                            2.47%           2.47%              4.93%              5.98%
Series Alloc. Finance Charge Collections                         9,205,023.70    9,205,023.70      18,410,047.39      22,315,223.47
Series Allocable Recoveries                                        450,222.84      450,222.84         900,445.68       1,091,450.01
Series Alloc. Principal Collections                            135,238,567.73  135,238,567.73     270,477,135.45     327,851,286.38
Series Allocable Defaulted Amount                                2,386,826.17    2,386,826.17       4,773,652.33       5,786,249.01

B. Series Allocations                           Series 2000-5   Series 2001-1   Series 2001-2      Series 2001-3      Series 2001-4
---------------------                           -------------   -------------   -------------      -------------      -------------

Group Number                                                2               2               1                  2                  2
Invested Amount                                787,878,000.00  750,000,000.00  250,000,000.00     750,000,000.00     725,000,000.00
Adjusted Invested Amount                       787,878,000.00  750,000,000.00  250,000,000.00     750,000,000.00     725,000,000.00
Principal Funding Account Balance                        0.00            0.00            0.00               0.00               0.00
Series Required Transferor Amount               55,151,460.00   52,500,000.00   17,500,000.00      52,500,000.00      50,750,000.00
Series Allocation Percentage                            3.89%           3.70%           1.23%              3.70%              3.58%
Series Alloc. Finance Charge Collections        14,504,871.32   13,807,535.54    4,602,511.85      13,807,535.54      13,347,284.36
Series Allocable Recoveries                        709,441.34      675,334.26      225,111.42         675,334.26         652,823.12
Series Alloc. Principal Collections            213,102,984.52  202,857,851.59   67,619,283.86     202,857,851.59     196,095,923.20
Series Allocable Defaulted Amount                3,761,055.65    3,580,239.25    1,193,413.08       3,580,239.25       3,460,897.94

B. Series Allocations                           Series 2001-5   Series 2001-6   Series 2001-7      Series 2002-1      Series 2002-2
---------------------                           -------------   -------------   -------------      -------------      -------------

Group Number                                                2               2               2                  2                  2
Invested Amount                                500,000,000.00  700,000,000.00  650,000,000.00     920,000,000.00     940,000,000.00
Adjusted Invested Amount                       500,000,000.00  700,000,000.00  650,000,000.00     920,000,000.00     940,000,000.00
Principal Funding Account Balance                        0.00            0.00            0.00               0.00               0.00
Series Required Transferor Amount               35,000,000.00   49,000,000.00   45,500,000.00      64,400,000.00      65,800,000.00
Series Allocation Percentage                            2.47%           3.45%           3.21%              4.54%              4.64%
Series Alloc. Finance Charge Collections         9,205,023.70   12,887,033.17   11,966,530.81      16,937,243.60      17,305,444.55
Series Allocable Recoveries                        450,222.84      630,311.97      585,289.69         828,410.02         846,418.94
Series Alloc. Principal Collections            135,238,567.73  189,333,994.82  175,810,138.04     248,838,964.61     254,248,507.32
Series Allocable Defaulted Amount                2,386,826.17    3,341,556.63    3,102,874.02       4,391,760.15       4,487,233.19

B. Series Allocations                           Series 2002-3   Series 2002-4   Series 2002-5      Series 2002-6      Series 2003-1
---------------------                           -------------   -------------   -------------      -------------      -------------

Group Number                                                2               2               2                  2                  2
Invested Amount                                920,000,000.00  500,000,000.00  600,000,000.00     720,000,000.00     920,000,000.00
Adjusted Invested Amount                       920,000,000.00  500,000,000.00  600,000,000.00     720,000,000.00     920,000,000.00
Principal Funding Account Balance                        0.00            0.00            0.00               0.00               0.00
Series Required Transferor Amount               64,400,000.00   35,000,000.00   42,000,000.00      50,400,000.00      64,400,000.00
Series Allocation Percentage                            4.54%           2.47%           2.96%              3.55%              4.54%
Series Alloc. Finance Charge Collections        16,937,243.60    9,205,023.70   11,046,028.44      13,255,234.12      16,937,243.60
Series Allocable Recoveries                        828,410.02      450,222.84      540,267.41         648,320.89         828,410.02
Series Alloc. Principal Collections            248,838,964.61  135,238,567.73  162,286,281.27     194,743,537.52     248,838,964.61
Series Allocable Defaulted Amount                4,391,760.15    2,386,826.17    2,864,191.40       3,437,029.68       4,391,760.15

B. Series Allocations                           Series 2003-2   Series 2003-3   Series 2003-4      Series 2004-1      Series 2004-2
---------------------                           -------------   -------------   -------------      -------------      -------------

Group Number                                                2               2               1                  2                  2
Invested Amount                              1,100,000,000.00  750,000,000.00  680,000,000.00     800,000,000.00     400,000,000.00
Adjusted Invested Amount                     1,100,000,000.00  750,000,000.00  680,000,000.00     800,000,000.00     400,000,000.00
Principal Funding Account Balance                        0.00            0.00            0.00               0.00               0.00
Series Required Transferor Amount               77,000,000.00   52,500,000.00   47,600,000.00      56,000,000.00      28,000,000.00
Series Allocation Percentage                            5.43%           3.70%           3.35%              3.95%              1.97%
Series Alloc. Finance Charge Collections        20,251,052.13   13,807,535.54   12,518,832.23      14,728,037.91       7,364,018.96
Series Allocable Recoveries                        990,490.24      675,334.26      612,303.06         720,356.54         360,178.27
Series Alloc. Principal Collections            297,524,849.00  202,857,851.59  183,924,452.11     216,381,708.36     108,190,854.18
Series Allocable Defaulted Amount                5,251,017.57    3,580,239.25    3,246,083.59       3,818,921.87       1,909,460.93


                                             - 03 -

B. Series Allocations                         Series 2004-3      Series 2004-4      Series 2004-5                       Trust Total
---------------------                         -------------      -------------      -------------                       -----------
Group Number                                              1                  2                  2
Invested Amount                              600,000,000.00   1,100,000,000.00   1,000,000,000.00                 20,275,000,000.00
Adjusted Invested Amount                     600,000,000.00   1,100,000,000.00   1,000,000,000.00                 20,275,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00                              0.00
Series Required Transferor Amount             42,000,000.00      77,000,000.00      70,000,000.00                  1,419,250,000.00
Series Allocation Percentage                          2.96%              5.43%              4.93%                              100%
Series Alloc. Finance Charge Collections      11,046,028.44      20,251,052.13      18,410,047.39                    373,263,710.89
Series Allocable Recoveries                      540,267.41         990,490.24         900,445.68                     18,256,536.08
Series Alloc. Principal Collections          162,286,281.27     297,524,849.00     270,477,135.45                  5,483,923,921.26
Series Allocable Defaulted Amount              2,864,191.40       5,251,017.57       4,773,652.33                     96,785,801.05

C. Group Allocations
--------------------

1. Group 1 Allocations                                                              Series 2000-1
----------------------                                                              -------------
Invested Amount                                                                    500,000,000.00
Investor Finance Charge Collections                                                  8,097,098.68

Investor Monthly Interest                                                            2,873,750.00
Investor Default Amount                                                              2,098,637.81
Investor Monthly Fees                                                                  833,333.33
Investor Additional Amounts                                                                  0.00
Total                                                                                5,805,721.14

Reallocated Investor Finance
  Charge Collections                                                                 9,214,009.63
Available Excess                                                                     3,408,288.49

1. Group 1 Allocations                        Series 2001-2      Series 2003-4      Series 2004-3                     Group 1 Total
----------------------                        -------------      -------------      -------------                     -------------
Invested Amount                              250,000,000.00     680,000,000.00     600,000,000.00                  2,030,000,000.00
Investor Finance Charge Collections            4,046,798.84      11,007,292.85       9,712,317.22                     32,863,507.60

Investor Monthly Interest                      1,115,520.83       1,020,481.67       2,108,800.00                      7,118,552.50
Investor Default Amount                        1,049,318.90       2,854,147.42       2,518,365.37                      8,520,469.49
Investor Monthly Fees                            416,666.67       1,133,333.33       1,000,000.00                      3,383,333.33
Investor Additional Amounts                            0.00               0.00               0.00                              0.00
Total                                          2,581,506.40       5,007,962.42       5,627,165.37                     19,022,355.32

Reallocated Investor Finance
  Charge Collections                           4,285,650.65       9,643,234.76       9,717,111.56                     32,860,006.60
Available Excess                               1,704,144.25       4,635,272.35       4,089,946.19                     13,837,651.27

2. Group 2 Allocations                                           Series 2000-2      Series 2000-3     Series 2000-4    Series 2000-5
----------------------                                           -------------      -------------     -------------    -------------
Invested Amount                                                 500,000,000.00   1,000,000,000.00  1,212,122,000.00   787,878,000.00
Investor Finance Charge Collections                               8,096,936.68      16,187,195.37     19,620,855.62    12,753,535.11

Investor Monthly Interest                                           963,177.08       1,922,916.67      2,100,531.92     1,505,766.00
Investor Default Amount                                           2,098,637.81       4,197,275.61      5,087,610.11     3,306,941.11
Investor Monthly Fees                                               833,333.33       1,666,666.67      2,020,203.33     1,313,130.00
Investor Additional Amounts                                               0.00               0.00              0.00             0.00
Total                                                             3,895,148.22       7,786,858.94      9,208,345.36     6,125,837.11

Reallocated Investor Finance
  Charge Collections                                              8,113,985.65      16,224,533.81     19,435,836.69    12,773,695.51
Investment Funding Account Proceeds                                                                        6,467.00
Available Excess                                                  4,218,837.43       8,437,674.86     10,233,958.33     6,647,858.39

2. Group 2 Allocations                        Series 2001-1      Series 2001-3      Series 2001-4     Series 2001-5    Series 2001-6
----------------------                        -------------      -------------      -------------     -------------    -------------
Invested Amount                              750,000,000.00     750,000,000.00     725,000,000.00    500,000,000.00   700,000,000.00
Investor Finance Charge Collections           12,140,396.53      12,140,396.53      11,735,716.64      8,093,597.68    11,331,036.76

Investor Monthly Interest                      1,435,375.00       1,428,218.75       1,380,611.46        971,666.67     1,326,791.67
Investor Default Amount                        3,147,956.71       3,147,956.71       3,043,024.82      2,098,637.81     2,938,092.93
Investor Monthly Fees                          1,250,000.00       1,250,000.00       1,208,333.33        833,333.33     1,166,666.67
Investor Additional Amounts                            0.00               0.00               0.00              0.00             0.00
Total                                          5,833,331.71       5,826,175.46       5,631,969.61      3,903,637.81     5,431,551.26

Reallocated Investor Finance
  Charge CollectionS                          12,161,587.85      12,154,431.60      11,749,283.88      8,122,475.24    11,337,923.66
Investment Funding Account Proceeds
Available Excess                               6,328,256.15       6,328,256.15       6,117,314.27      4,218,837.43     5,906,372.40

                                              - 04 -



2. Group 2 Allocations                        Series 2001-7    Series 2002-1      Series 2002-2     Series 2002-3      Series 2002-4
----------------------                        -------------    -------------      -------------     -------------      -------------
Invested Amount                              650,000,000.00   920,000,000.00     940,000,000.00    920,000,000.00     500,000,000.00
Investor Finance Charge Collections           10,521,676.99    14,892,219.74      15,215,963.65     14,892,219.74       8,093,597.68

Investor Monthly Interest                      1,232,454.17     1,740,525.00       1,777,735.83      1,739,298.33         918,875.00
Investor Default Amount                        2,728,229.15     3,861,493.56       3,945,439.07      3,861,493.56       2,098,637.81
Investor Monthly Fees                          1,083,333.33     1,533,333.33       1,566,666.67      1,533,333.33         833,333.33
Investor Additional Amounts                            0.00             0.00               0.00              0.00               0.00
Total                                          5,044,016.65     7,135,351.90       7,289,841.57      7,134,125.23       3,850,846.14

Reallocated Investor Finance
  Charge CollectionS                          10,528,505.31    14,898,012.77      15,221,255.94     14,896,786.10       8,069,683.57
Investment Funding Account Proceeds
Available Excess                               5,484,488.66     7,762,660.87       7,931,414.37      7,762,660.87       4,218,837.43

2. Group 2 Allocations                        Series 2002-5    Series 2002-6      Series 2003-1     Series 2003-2      Series 2003-3
----------------------                        -------------    -------------      -------------     -------------      -------------
Invested Amount                              600,000,000.00   720,000,000.00     920,000,000.00  1,100,000,000.00     750,000,000.00
Investor Finance Charge Collections            9,712,317.22    11,654,780.66      14,892,219.74     17,805,914.90      12,140,396.53

Investor Monthly Interest                      1,161,875.00     1,379,400.00       1,740,525.00      2,078,862.50       1,416,406.25
Investor Default Amount                        2,518,365.37     3,022,038.44       3,861,493.56      4,617,003.17       3,147,956.71
Investor Monthly Fees                          1,000,000.00     1,200,000.00       1,533,333.33      1,833,333.33       1,250,000.00
Investor Additional Amounts                            0.00             0.00               0.00              0.00               0.00
Total                                          4,680,240.37     5,601,438.44       7,135,351.90      8,529,199.01       5,814,362.96

Reallocated Investor Finance
  Charge Collections                           9,742,845.28    11,676,564.34      14,898,012.77     17,810,641.35      12,142,619.10
Investment Funding Account Proceeds
Available Excess                               5,062,604.92     6,075,125.90       7,762,660.87      9,281,442.35       6,328,256.15

2. Group 2 Allocations                        Series 2004-1    Series 2004-2      Series 2004-4     Series 2004-5      Group 2 Total
----------------------                        -------------    -------------      -------------     -------------      -------------
Invested Amount                              800,000,000.00   400,000,000.00   1,100,000,000.00  1,000,000,000.00  18,245,000,000.00
Investor Finance Charge Collections           12,949,756.29     6,474,878.15      17,805,914.90     16,187,195.37     295,338,718.48

Investor Monthly Interest                      1,490,033.33       776,666.67       2,051,912.50      1,862,750.00      34,402,374.79
Investor Default Amount                        3,357,820.49     1,678,910.24       4,617,003.17      4,197,275.61      76,579,293.53
Investor Monthly Fees                          1,333,333.33       666,666.67       1,833,333.33      1,666,666.67      30,408,333.33
Investor Additional Amounts                            0.00             0.00               0.00              0.00               0.00
Total                                          6,181,187.16     3,122,243.58       8,502,249.01      7,726,692.28     141,390,001.66

Reallocated Investor Finance
  Charge CollectionS                          12,931,327.04     6,497,313.52      17,783,691.35     16,164,367.14     295,335,379.48
Investment Funding Account Proceeds                                                                                         6,467.00
Available Excess                               6,750,139.89     3,375,069.94       9,281,442.35      8,437,674.86     153,951,844.83

                                                    GROUP I         GROUP II
                                                    -------         --------
Group Investor Finance Charge Collections     32,860,006.60   295,335,379.48
Group Expenses                                19,022,355.32   141,390,001.66
Reallocable Investor Finance
  Charge Collections                          13,837,651.27   153,945,377.83



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          255,207,920
61-90 Days Delinquent:                          144,105,657
90+ Days Delinquent:                            225,991,248
Total 30+ Days Delinquent:                      625,304,825


                                     - 05 -



II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               568,660,814.14     500,000,000.00       68,660,814.14
Beginning Adjusted Invested Amount                             N/A     500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables               9,205,023.70       8,097,098.68        1,111,426.01
Collections of Principal Receivables                135,238,567.73     118,909,694.82       16,328,872.91
Defaulted Amount                                      2,386,826.17       2,098,637.81          288,188.36

Ending Invested / Transferor Amounts                568,652,830.42     500,000,000.00       68,652,830.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                      2,162,500.00               0.00                0.00         2,162,500.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              7.2000%            7.4000%             3.0000%
Monthly Interest Due                                  2,595,000.00         185,000.00           93,750.00         2,873,750.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    2,595,000.00         185,000.00           93,750.00         2,873,750.00
Investor Default Amount                               1,815,321.70         125,918.27          157,397.84         2,098,637.81
Investor Monthly Fees Due                               720,833.33          50,000.00           62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                             5,131,155.04         360,918.27          313,647.84         5,805,721.14

Reallocated Investor Finance Charge Collections                                                                   9,214,009.63
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                           3,501.00
Series Adjusted Portfolio Yield                                                                                       17.3226%
Base Rate                                                                                                              9.0206%
Excess Spread Percentage                                                                                               8.1883%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      432,500,000.00      30,000,000.00       37,500,000.00       500,000,000.00
Interest Distributions                                2,595,000.00         185,000.00           93,750.00         2,873,750.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   2,595,000.00         185,000.00           93,750.00         2,873,750.00
Ending Certificates Balance                         432,500,000.00      30,000,000.00       37,500,000.00       500,000,000.00






                                     - 06 -

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $6.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00


                                     - 07 -

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $93,750.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $93,750.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00




                                     - 08 -

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $7,973,146.69

          a.   Class A Monthly Interest:                      $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,815,321.70
          e.   Excess Spread:                                 $3,562,824.99

     2.   Class B Available Funds:                              $553,050.64

          a.   Class B Monthly Interest:                        $185,000.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $368,050.64

     3.   Collateral Available Funds:                           $691,313.30

          a.   Excess Spread:                                   $691,313.30

     4.   Total Excess Spread:                                $4,622,188.93

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2000-1 Allocable Principal
          Collections:                                      $135,238,567.73

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                      $118,909,694.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $118,909,694.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,098,637.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $121,008,332.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $37,500,000.00

     2.   Required Collateral Invested Amount:               $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $121,008,332.62


                                     - 09 -

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                      $4,622,188.93
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $125,918.27
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:                $93,750.00
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $157,397.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $3,411,789.49

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               9.0206%
          b.   Prior Monthly Period                                 8.7195%
          c.   Second Prior Monthly Period                          8.9947%

     2.   Three Month Average Base Rate                             8.9116%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              17.3226%
          b.   Prior Monthly Period                                17.4882%
          c.   Second Prior Monthly Period                         16.4485%

     4.   Three Month Average Series Adjusted Portfolio Yield      17.0864%



III. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               568,660,814.14     500,000,000.00       68,660,814.14
Beginning Adjusted Invested Amount                             N/A     500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables               9,205,023.70       8,096,936.68        1,111,426.01
Collections of Principal Receivables                135,238,567.73     118,909,694.82       16,328,872.91
Defaulted Amount                                      2,386,826.17       2,098,637.81          288,188.36

Ending Invested / Transferor Amounts                568,652,830.42     500,000,000.00       68,652,830.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                      2,062,500.00               0.00                0.00         2,062,500.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2650%            2.4500%             2.6000%
Monthly Interest Due                                    778,593.75          81,666.67          102,916.67           963,177.08
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      778,593.75          81,666.67          102,916.67           963,177.08
Investor Default Amount                               1,731,376.19         167,891.02          199,370.59         2,098,637.81
Investor Monthly Fees Due                               687,500.00          66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                             3,197,469.94         316,224.36          381,453.92         3,895,148.22

Reallocated Investor Finance Charge Collections                                                                   8,113,985.65
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                           3,339.00
Series Adjusted Portfolio Yield                                                                                       14.6455%
Base Rate                                                                                                              4.3715%
Excess Spread Percentage                                                                                              10.1332%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      412,500,000.00      40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                  778,593.75          81,666.67          102,916.67           963,177.08
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     778,593.75          81,666.67          102,916.67           963,177.08
Ending Certificates Balance                         412,500,000.00      40,000,000.00       47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.89

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.89

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $102,916.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $102,916.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $6,696,792.84

          a.   Class A Monthly Interest:                        $778,593.75
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,731,376.19
          e.   Excess Spread:                                 $4,186,822.90

     2.   Class B Available Funds:                              $649,385.97

          a.   Class B Monthly Interest:                         $81,666.67
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $567,719.31

     3.   Collateral Available Funds:                           $771,145.84

          a.   Excess Spread:                                   $771,145.84

     4.   Total Excess Spread:                                $5,525,688.05

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2000-2 Allocable Principal
          Collections:                                      $135,238,567.73

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                      $118,909,694.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $118,909,694.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,098,637.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $121,008,332.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $47,500,000.00

     2.   Required Collateral Invested Amount:               $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $121,008,332.62

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                      $5,525,688.05
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $167,891.02
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $102,916.67
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $199,370.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,222,176.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3715%
          b.   Prior Monthly Period                                 4.0729%
          c.   Second Prior Monthly Period                          4.0268%

     2.   Three Month Average Base Rate                             4.1571%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6455%
          b.   Prior Monthly Period                                14.7977%
          c.   Second Prior Monthly Period                         13.8619%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4350%



IV. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,137,321,628.28   1,000,000,000.00      137,321,628.28
Beginning Adjusted Invested Amount                             N/A   1,000,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              18,410,047.39      16,187,195.37        2,222,852.03
Collections of Principal Receivables                270,477,135.45     237,819,389.63       32,657,745.82
Defaulted Amount                                      4,773,652.33       4,197,275.61          576,376.72

Ending Invested / Transferor Amounts              1,137,305,660.85   1,000,000,000.00      137,305,660.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                      4,125,000.00               0.00                0.00         4,125,000.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2600%            2.4500%             2.6000%
Monthly Interest Due                                  1,553,750.00         163,333.33          205,833.33         1,922,916.67
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,553,750.00         163,333.33          205,833.33         1,922,916.67
Investor Default Amount                               3,462,752.38         335,782.05          398,741.18         4,197,275.61
Investor Monthly Fees Due                             1,375,000.00         133,333.33          158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,391,502.38         632,448.72          762,907.85         7,786,858.94

Reallocated Investor Finance Charge Collections                                                                  16,224,533.81
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6332%
Base Rate                                                                                                              4.3673%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------            ---------             -----

Beginning Certificates Balance                      825,000,000.00      80,000,000.00       95,000,000.00     1,000,000,000.00
Interest Distributions                                1,553,750.00         163,333.33          205,833.33         1,922,916.67
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,553,750.00         163,333.33          205,833.33         1,922,916.67
Ending Certificates Balance                         825,000,000.00      80,000,000.00       95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.88

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.88

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $205,833.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $205,833.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $13,385,240.39

          a.   Class A Monthly Interest:                      $1,553,750.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,462,752.38
          e.   Excess Spread:                                 $8,368,738.01

     2.   Class B Available Funds:                            $1,297,962.70

          a.   Class B Monthly Interest:                        $163,333.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,134,629.37

     3.   Collateral Available Funds:                         $1,541,330.71

          a.   Excess Spread:                                 $1,541,330.71

     4.   Total Excess Spread:                               $11,044,698.09

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%
     2.   Series 2000-3 Allocable Principal
          Collections:                                      $270,477,135.45

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                      $237,819,389.63

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $237,819,389.63

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,197,275.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $242,016,665.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $95,000,000.00

     2.   Required Collateral Invested Amount:               $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $242,016,665.24

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                     $11,044,698.09
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $335,782.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $205,833.33
     9.   Applied to unpaid Monthly Servicing Fee:            $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $398,741.18
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                       $4,125,000.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,312,674.86

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3673%
          b.   Prior Monthly Period                                 4.0687%
          c.   Second Prior Monthly Period                          4.0226%

     2.   Three Month Average Base Rate                             4.1529%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6332%
          b.   Prior Monthly Period                                14.7862%
          c.   Second Prior Monthly Period                         13.8579%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4257%



V. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,378,572,566.71   1,212,122,000.00      166,450,566.71
Beginning Adjusted Invested Amount                             N/A   1,212,122,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              22,315,223.47      19,620,855.62        2,694,367.84
Collections of Principal Receivables                327,851,286.38     288,266,114.20       39,585,172.18
Defaulted Amount                                      5,786,249.01       5,087,610.11          698,638.90

Ending Invested / Transferor Amounts              1,378,553,212.24   1,212,122,000.00      166,431,212.24


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.0050%            2.2300%             2.6000%
Monthly Interest Due                                  1,670,833.33         180,202.58          249,496.00         2,100,531.92
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,670,833.33         180,202.58          249,496.00         2,100,531.92
Investor Default Amount                               4,197,275.61         407,009.82          483,324.68         5,087,610.11
Investor Monthly Fees Due                             1,666,666.67         161,616.67          191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                             7,534,775.61         748,829.07          924,740.68         9,208,345.36

Reallocated Investor Finance Charge Collections                                                                  19,435,836.69
Interest and Principal Funding Investment Proceeds                                                                    6,467.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.4085%
Base Rate                                                                                                              4.1362%
Excess Spread Percentage                                                                                              10.1316%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -------

Beginning Certificates Balance                    1,000,000,000.00      96,970,000.00      115,152,000.00     1,212,122,000.00
Interest Distributions                                1,670,833.33         180,202.58          249,496.00         2,100,531.92
Interest Deposits - Interest Funding Account         (1,670,833.33)       (180,202.58)               0.00        (1,851,035.92)
Interest Funding Account Distributions                5,068,194.44         546,614.50                0.00         5,614,808.95
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   5,068,194.44         546,614.50          249,496.00         5,864,304.95
Ending Interest Funding Account Balance                       0.00               0.00                0.00                 0.00
Ending Certificates Balance                       1,000,000,000.00      96,970,000.00      115,152,000.00     1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                            $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $1.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $1.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $249,496.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $249,496.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.Class A Available Funds
          (Includes Int. Income from IFA):                   $16,041,021.84

          a.   Class A Monthly Interest:                      $1,670,833.33
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $4,197,275.61
          e.   Excess Spread:                                $10,172,912.90

     2.   Class B Available Funds:                            $1,554,870.78

          a.   Class B Monthly Interest:                        $180,202.58
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,374,668.20

     3.   Collateral Available Funds:                         $1,846,411.06

          a.   Excess Spread:                                 $1,846,411.06

     4.   Total Excess Spread:                               $13,393,992.16

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2000-4 Allocable Principal
          Collections:                                      $327,851,286.38

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                      $288,266,114.20

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $288,266,114.20

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $5,087,610.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $293,353,724.31

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                       $115,152,000.00

     2.   Required Collateral Invested Amount:              $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $293,353,724.31

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                     $13,393,992.16
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $407,009.82
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $249,496.00
     9.   Applied to unpaid Monthly Servicing Fee:            $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $483,324.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                           $10,233,958.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.1362%
          b.   Prior Monthly Period                                 4.0486%
          c.   Second Prior Monthly Period                          4.1034%

     2.   Three Month Average Base Rate                             4.0961%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.4085%
          b.   Prior Monthly Period                                14.7679%
          c.   Second Prior Monthly Period                         13.9361%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3708%



VI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               896,070,689.84     787,878,000.00      108,192,689.84
Beginning Adjusted Invested Amount                             N/A     787,878,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              14,504,871.32      12,753,535.11        1,751,336.21
Collections of Principal Receivables                213,102,984.52     187,372,665.06       25,730,319.46
Defaulted Amount                                      3,761,055.65       3,306,941.11          454,114.54

Ending Invested / Transferor Amounts                896,058,109.46     787,878,000.00      108,180,109.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2400%            2.4800%             2.6000%
Monthly Interest Due                                  1,213,333.33         130,262.00          162,170.67         1,505,766.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,213,333.33         130,262.00          162,170.67         1,505,766.00
Investor Default Amount                               2,728,229.15         264,554.28          314,157.68         3,306,941.11
Investor Monthly Fees Due                             1,083,333.33         105,050.00          124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                             5,024,895.81         499,866.28          601,075.02         6,125,837.11

Reallocated Investor Finance Charge Collections                                                                  12,773,695.51
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6189%
Base Rate                                                                                                              4.3530%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      650,000,000.00      63,030,000.00       74,848,000.00       787,878,000.00
Interest Distributions                                1,213,333.33         130,262.00          162,170.67         1,505,766.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,213,333.33         130,262.00          162,170.67         1,505,766.00
Ending Certificates Balance                         650,000,000.00      63,030,000.00       74,848,000.00       787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.87

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.87

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.07

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.07

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $162,170.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $162,170.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,538,309.33

          a.   Class A Monthly Interest:                      $1,213,333.33
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,728,229.15
          e.   Excess Spread:                                 $6,596,746.85

     2.   Class B Available Funds:                            $1,021,891.75

          a.   Class B Monthly Interest:                        $130,262.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $891,629.75

     3.   Collateral Available Funds:                         $1,213,494.43

          a.   Excess Spread:                                 $1,213,494.43

     4.   Total Excess Spread:                                $8,701,871.03

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2000-5 Allocable Principal
          Collections:                                      $213,102,984.52

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                      $187,372,665.06

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $187,372,665.06

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,306,941.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $190,679,606.18

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $74,848,000.00

     2.   Required Collateral Invested Amount:               $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $190,679,606.18

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                      $8,701,871.03
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $264,554.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $162,170.67
     9.   Applied to unpaid Monthly Servicing Fee:            $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $314,157.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,647,858.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3530%
          b.   Prior Monthly Period                                 4.0544%
          c.   Second Prior Monthly Period                          4.0083%

     2.   Three Month Average Base Rate                             4.1386%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6189%
          b.   Prior Monthly Period                                14.7714%
          c.   Second Prior Monthly Period                         13.8440%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4114%



VII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               852,991,221.21     750,000,000.00      102,991,221.21
Beginning Adjusted Invested Amount                             N/A     750,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              13,807,535.54      12,140,396.53        1,667,139.02
Collections of Principal Receivables                202,857,851.59     178,364,542.22       24,493,309.37
Defaulted Amount                                      3,580,239.25       3,147,956.71          432,282.54

Ending Invested / Transferor Amounts                852,979,245.64     750,000,000.00      102,979,245.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2400%            2.5200%             2.6000%
Monthly Interest Due                                  1,155,000.00         126,000.00          154,375.00         1,435,375.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,155,000.00         126,000.00          154,375.00         1,435,375.00
Investor Default Amount                               2,597,064.28         251,836.54          299,055.89         3,147,956.71
Investor Monthly Fees Due                             1,031,250.00         100,000.00          118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,783,314.28         477,836.54          572,180.89         5,833,331.71

Reallocated Investor Finance Charge Collections                                                                  12,161,587.85
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6221%
Base Rate                                                                                                              4.3563%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      618,750,000.00      60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions                                1,155,000.00         126,000.00          154,375.00         1,435,375.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,155,000.00         126,000.00          154,375.00         1,435,375.00
Ending Certificates Balance                         618,750,000.00      60,000,000.00       71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.87

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.87

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.10

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.10

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $154,375.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $154,375.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,033,309.98

          a.   Class A Monthly Interest:                      $1,155,000.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,597,064.28
          e.   Excess Spread:                                 $6,281,245.69

     2.   Class B Available Funds:                              $972,927.03

          a.   Class B Monthly Interest:                        $126,000.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $846,927.03

     3.   Collateral Available Funds:                         $1,155,350.85

          a.   Excess Spread:                                 $1,155,350.85

     4.   Total Excess Spread:                                $8,283,523.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2001-1 Allocable Principal
          Collections:                                      $202,857,851.59

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                      $178,364,542.22

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $178,364,542.22

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,147,956.71

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $181,512,498.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $71,250,000.00

     2.   Required Collateral Invested Amount:               $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $181,512,498.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                      $8,283,523.57
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $251,836.54
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $154,375.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $299,055.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,328,256.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3563%
          b.   Prior Monthly Period                                 4.0577%
          c.   Second Prior Monthly Period                          4.0116%

     2.   Three Month Average Base Rate                             4.1418%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6221%
          b.   Prior Monthly Period                                14.7748%
          c.   Second Prior Monthly Period                         13.8472%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4147%



VIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               284,330,407.07     250,000,000.00       34,330,407.07
Beginning Adjusted Invested Amount                             N/A     250,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables               4,602,511.85       4,046,798.84          555,713.01
Collections of Principal Receivables                 67,619,283.86      59,454,847.41        8,164,436.46
Defaulted Amount                                      1,193,413.08       1,049,318.90          144,094.18

Ending Invested / Transferor Amounts                284,326,415.21     250,000,000.00       34,326,415.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              5.5300%            5.8300%             2.9500%
Monthly Interest Due                                    996,552.08          72,875.00           46,093.75         1,115,520.83
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      996,552.08          72,875.00           46,093.75         1,115,520.83
Investor Default Amount                                 907,660.85          62,959.13           78,698.92         1,049,318.90
Investor Monthly Fees Due                               360,416.67          25,000.00           31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                             2,264,629.60         160,834.13          156,042.67         2,581,506.40

Reallocated Investor Finance Charge Collections                                                                   4,285,650.65
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       15.7502%
Base Rate                                                                                                              7.4567%
Excess Spread Percentage                                                                                               8.1799%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      216,250,000.00      15,000,000.00       18,750,000.00       250,000,000.00
Interest Distributions                                  996,552.08          72,875.00           46,093.75         1,115,520.83
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     996,552.08          72,875.00           46,093.75         1,115,520.83
Ending Certificates Balance                         216,250,000.00      15,000,000.00       18,750,000.00       250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $46,093.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $46,093.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $3,707,087.81

          a.   Class A Monthly Interest:                        $996,552.08
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $907,660.85
          e.   Excess Spread:                                 $1,802,874.88

     2.   Class B Available Funds:                              $257,139.04

          a.   Class B Monthly Interest:                         $72,875.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $184,264.04

     3.   Collateral Available Funds:                           $321,423.80

          a.   Excess Spread:                                   $321,423.80

     4.   Total Excess Spread:                                $2,308,562.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2001-2 Allocable Principal
          Collections:                                       $67,619,283.86

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                       $59,454,847.41

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                               $59,454,847.41

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $1,049,318.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $60,504,166.31

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $18,750,000.00

     2.   Required Collateral Invested Amount:               $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:           $60,504,166.31

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                      $2,308,562.71
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:               $62,959.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:                $46,093.75
     9.   Applied to unpaid Monthly Servicing Fee:              $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $78,698.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $1,704,144.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               7.4566%
          b.   Prior Monthly Period                                 7.2059%
          c.   Second Prior Monthly Period                          7.4308%

     2.   Three Month Average Base Rate                             7.3644%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              15.7501%
          b.   Prior Monthly Period                                15.9166%
          c.   Second Prior Monthly Period                         14.9351%

     4.   Three Month Average Series Adjusted Portfolio Yield      15.5339%



IX. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------        ----------
Beginning Invested /Transferor Amount               852,991,221.21     750,000,000.00      102,991,221.21
Beginning Adjusted Invested Amount                             N/A     750,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              13,807,535.54      12,140,396.53        1,667,139.02
Collections of Principal Receivables                202,857,851.59     178,364,542.22       24,493,309.37
Defaulted Amount                                      3,580,239.25       3,147,956.71          432,282.54

Ending Invested / Transferor Amounts                852,979,245.64     750,000,000.00      102,979,245.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2300%            2.4800%             2.6000%
Monthly Interest Due                                  1,149,843.75         124,000.00          154,375.00         1,428,218.75
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,149,843.75         124,000.00          154,375.00         1,428,218.75
Investor Default Amount                               2,597,064.28         251,836.54          299,055.89         3,147,956.71
Investor Monthly Fees Due                             1,031,250.00         100,000.00          118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,778,158.03         475,836.54          572,180.89         5,826,175.46

Reallocated Investor Finance Charge Collections                                                                  12,154,431.60
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6105%
Base Rate                                                                                                              4.3447%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      618,750,000.00      60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions                                1,149,843.75         124,000.00          154,375.00         1,428,218.75
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,149,843.75         124,000.00          154,375.00         1,428,218.75
Ending Certificates Balance                         618,750,000.00      60,000,000.00       71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.86

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.86

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.07

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.07

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $154,375.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $154,375.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,027,406.07

          a.   Class A Monthly Interest:                      $1,149,843.75
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,597,064.28
          e.   Excess Spread:                                 $6,280,498.04

     2.   Class B Available Funds:                              $972,354.53

          a.   Class B Monthly Interest:                        $124,000.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $848,354.53

     3.   Collateral Available Funds:                         $1,154,671.00

          a.   Excess Spread:                                 $1,154,671.00

     4.   Total Excess Spread:                                $8,283,523.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2001-3 Allocable Principal
          Collections:                                      $202,857,851.59

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                      $178,364,542.22

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $178,364,542.22

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,147,956.71

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $181,512,498.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $71,250,000.00

     2.   Required Collateral Invested Amount:               $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $181,512,498.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                      $8,283,523.57
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $251,836.54
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $154,375.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $299,055.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,328,256.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3447%
          b.   Prior Monthly Period                                 4.0461%
          c.   Second Prior Monthly Period                          3.9999%

     2.   Three Month Average Base Rate                             4.1302%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6105%
          b.   Prior Monthly Period                                14.7628%
          c.   Second Prior Monthly Period                         13.8359%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4031%



X. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               824,558,180.50     725,000,000.00       99,558,180.50
Beginning Adjusted Invested Amount                             N/A     725,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              13,347,284.36      11,735,716.64        1,611,567.72
Collections of Principal Receivables                196,095,923.20     172,419,057.48       23,676,865.72
Defaulted Amount                                      3,460,897.94       3,043,024.82          417,873.12

Ending Invested / Transferor Amounts                824,546,604.12     725,000,000.00       99,546,604.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2300%            2.4800%             2.6000%
Monthly Interest Due                                  1,111,515.63         119,866.67          149,229.17         1,380,611.46
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,111,515.63         119,866.67          149,229.17         1,380,611.46
Investor Default Amount                               2,510,495.48         243,441.99          289,087.36         3,043,024.82
Investor Monthly Fees Due                               996,875.00          96,666.67          114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,618,886.10         459,975.32          553,108.19         5,631,969.61

Reallocated Investor Finance Charge Collections                                                                  11,749,283.88
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6105%
Base Rate                                                                                                              4.3447%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      598,125,000.00      58,000,000.00       68,875,000.00       725,000,000.00
Interest Distributions                                1,111,515.63         119,866.67          149,229.17         1,380,611.46
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,111,515.63         119,866.67          149,229.17         1,380,611.46
Ending Certificates Balance                         598,125,000.00      58,000,000.00       68,875,000.00       725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.86

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.86

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.07

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.07

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $149,229.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $149,229.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $9,693,159.20

          a.   Class A Monthly Interest:                      $1,111,515.63
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,510,495.48
          e.   Excess Spread:                                 $6,071,148.10

     2.   Class B Available Funds:                              $939,942.71

          a.   Class B Monthly Interest:                        $119,866.67
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $820,076.04

     3.   Collateral Available Funds:                         $1,116,181.97

          a.   Excess Spread:                                 $1,116,181.97

     4.   Total Excess Spread:                                $8,007,406.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2001-4 Allocable Principal
          Collections:                                      $196,095,923.20

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                      $172,419,057.48

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $172,419,057.48

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,043,024.82

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $175,462,082.30

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $68,875,000.00

     2.   Required Collateral Invested Amount:               $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $175,462,082.30

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                      $8,007,406.12
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $243,441.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $149,229.17
     9.   Applied to unpaid Monthly Servicing Fee:            $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $289,087.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,117,314.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3447%
          b.   Prior Monthly Period                                 4.0461%
          c.   Second Prior Monthly Period                          3.9999%

     2.   Three Month Average Base Rate                             4.1302%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6105%
          b.   Prior Monthly Period                                14.7628%
          c.   Second Prior Monthly Period                         13.8359%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4031%



XI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               568,660,814.14     500,000,000.00       68,660,814.14
Beginning Adjusted Invested Amount                             N/A     500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables               9,205,023.70       8,093,597.68        1,111,426.01
Collections of Principal Receivables                135,238,567.73     118,909,694.82       16,328,872.91
Defaulted Amount                                      2,386,826.17       2,098,637.81          288,188.36

Ending Invested / Transferor Amounts                568,652,830.42     500,000,000.00       68,652,830.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2800%            2.5500%             2.6000%
Monthly Interest Due                                    783,750.00          85,000.00          102,916.67           971,666.67
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      783,750.00          85,000.00          102,916.67           971,666.67
Investor Default Amount                               1,731,376.19         167,891.02          199,370.59         2,098,637.81
Investor Monthly Fees Due                               687,500.00          66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                             3,202,626.19         319,557.69          381,453.92         3,903,637.81

Reallocated Investor Finance Charge Collections                                                                   8,122,475.24
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6580%
Base Rate                                                                                                              4.3922%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      412,500,000.00      40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                  783,750.00          85,000.00          102,916.67           971,666.67
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     783,750.00          85,000.00          102,916.67           971,666.67
Ending Certificates Balance                         412,500,000.00      40,000,000.00       47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.90

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.90

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $102,916.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $102,916.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $6,701,042.07

          a.   Class A Monthly Interest:                        $783,750.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,731,376.19
          e.   Excess Spread:                                 $4,185,915.88

     2.   Class B Available Funds:                              $649,798.02

          a.   Class B Monthly Interest:                         $85,000.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $564,798.02

     3.   Collateral Available Funds:                           $771,635.15

          a.   Excess Spread:                                   $771,635.15

     4.   Total Excess Spread:                                $5,522,349.05

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2001-5 Allocable Principal
          Collections:                                      $135,238,567.73

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                      $118,909,694.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $118,909,694.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,098,637.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $121,008,332.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $47,500,000.00

     2.   Required Collateral Invested Amount:               $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $121,008,332.62

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                      $5,522,349.05
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $167,891.02
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $102,916.67
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $199,370.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,218,837.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3922%
          b.   Prior Monthly Period                                 4.0936%
          c.   Second Prior Monthly Period                          4.0474%

     2.   Three Month Average Base Rate                             4.1777%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6580%
          b.   Prior Monthly Period                                14.8118%
          c.   Second Prior Monthly Period                         13.8819%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4506%



XII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               796,125,139.79     700,000,000.00       96,125,139.79
Beginning Adjusted Invested Amount                             N/A     700,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              12,887,033.17      11,331,036.76        1,555,996.42
Collections of Principal Receivables                189,333,994.82     166,473,572.74       22,860,422.07
Defaulted Amount                                      3,341,556.63       2,938,092.93          403,463.70

Ending Invested / Transferor Amounts                796,113,962.59     700,000,000.00       96,113,962.59


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2200%            2.4500%             2.6000%
Monthly Interest Due                                  1,068,375.00         114,333.33          144,083.33         1,326,791.67
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,068,375.00         114,333.33          144,083.33         1,326,791.67
Investor Default Amount                               2,423,926.67         235,047.43          279,118.83         2,938,092.93
Investor Monthly Fees Due                               962,500.00          93,333.33          110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,454,801.67         442,714.10          534,035.49         5,431,551.26

Reallocated Investor Finance Charge Collections                                                                  11,337,923.66
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5997%
Base Rate                                                                                                              4.3339%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      577,500,000.00      56,000,000.00       66,500,000.00       700,000,000.00
Interest Distributions                                1,068,375.00         114,333.33          144,083.33         1,326,791.67
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,068,375.00         114,333.33          144,083.33         1,326,791.67
Ending Certificates Balance                         577,500,000.00      56,000,000.00       66,500,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.85

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.85

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $144,083.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $144,083.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $9,353,787.02

          a.   Class A Monthly Interest:                      $1,068,375.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,423,926.67
          e.   Excess Spread:                                 $5,861,485.36

     2.   Class B Available Funds:                              $907,033.89

          a.   Class B Monthly Interest:                        $114,333.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $792,700.56

     3.   Collateral Available Funds:                         $1,077,102.75

          a.   Excess Spread:                                 $1,077,102.75

     4.   Total Excess Spread:                                $7,731,288.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%
     2.   Series 2001-6 Allocable Principal
          Collections:                                      $189,333,994.82

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                      $166,473,572.74

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $166,473,572.74

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,938,092.93

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $169,411,665.67

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $66,500,000.00

     2.   Required Collateral Invested Amount:               $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $169,411,665.67

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                      $7,731,288.66
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $235,047.43
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $144,083.33
     9.   Applied to unpaid Monthly Servicing Fee:            $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $279,118.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $5,906,372.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3339%
          b.   Prior Monthly Period                                 4.0353%
          c.   Second Prior Monthly Period                          3.9891%

     2.   Three Month Average Base Rate                             4.1194%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5997%
          b.   Prior Monthly Period                                14.7516%
          c.   Second Prior Monthly Period                         13.8255%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3923%



XIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               739,259,058.38     650,000,000.00       89,259,058.38
Beginning Adjusted Invested Amount                             N/A     650,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              11,966,530.81      10,521,676.99        1,444,853.82
Collections of Principal Receivables                175,810,138.04     154,582,603.26       21,227,534.78
Defaulted Amount                                      3,102,874.02       2,728,229.15          374,644.87

Ending Invested / Transferor Amounts                739,248,679.55     650,000,000.00       89,248,679.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2200%            2.4600%             2.6000%
Monthly Interest Due                                    992,062.50         106,600.00          133,791.67         1,232,454.17
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      992,062.50         106,600.00          133,791.67         1,232,454.17
Investor Default Amount                               2,250,789.05         218,258.33          259,181.77         2,728,229.15
Investor Monthly Fees Due                               893,750.00          86,666.67          102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,136,601.55         411,525.00          495,890.10         5,044,016.65

Reallocated Investor Finance Charge Collections                                                                  10,528,505.31
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6005%
Base Rate                                                                                                              4.3347%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      536,250,000.00      52,000,000.00       61,750,000.00       650,000,000.00
Interest Distributions                                  992,062.50         106,600.00          133,791.67         1,232,454.17
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     992,062.50         106,600.00          133,791.67         1,232,454.17
Ending Certificates Balance                         536,250,000.00      52,000,000.00       61,750,000.00       650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.85

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.85

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.05

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.05

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $133,791.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $133,791.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,686,016.88

          a.   Class A Monthly Interest:                        $992,062.50
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,250,789.05
          e.   Excess Spread:                                 $5,443,165.33

     2.   Class B Available Funds:                              $842,280.42

          a.   Class B Monthly Interest:                        $106,600.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $735,680.42

     3.   Collateral Available Funds:                         $1,000,208.00

          a.   Excess Spread:                                 $1,000,208.00

     4.   Total Excess Spread:                                $7,179,053.76

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2001-7 Allocable Principal
          Collections:                                      $175,810,138.04

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                      $154,582,603.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $154,582,603.26

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,728,229.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $157,310,832.41

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $61,750,000.00

     2.   Required Collateral Invested Amount:               $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $157,310,832.41

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                      $7,179,053.76
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $218,258.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $133,791.67
     9.   Applied to unpaid Monthly Servicing Fee:            $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $259,181.77
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $5,484,488.66

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3347%
          b.   Prior Monthly Period                                 4.0361%
          c.   Second Prior Monthly Period                          3.9900%

     2.   Three Month Average Base Rate                             4.1202%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6005%
          b.   Prior Monthly Period                                14.7524%
          c.   Second Prior Monthly Period                         13.8263%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3931%



XIV. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,046,335,898.02     920,000,000.00      126,335,898.02
Beginning Adjusted Invested Amount                             N/A     920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              16,937,243.60      14,892,219.74        2,045,023.86
Collections of Principal Receivables                248,838,964.61     218,793,838.46       30,045,126.15
Defaulted Amount                                      4,391,760.15       3,861,493.56          530,266.58

Ending Invested / Transferor Amounts              1,046,321,207.98     920,000,000.00      126,321,207.98


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2100%            2.5000%             2.6000%
Monthly Interest Due                                  1,397,825.00         153,333.33          189,366.67         1,740,525.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,397,825.00         153,333.33          189,366.67         1,740,525.00
Investor Default Amount                               3,185,732.19         308,919.48          366,841.89         3,861,493.56
Investor Monthly Fees Due                             1,265,000.00         122,666.67          145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,848,557.19         584,919.48          701,875.22         7,135,351.90

Reallocated Investor Finance Charge Collections                                                                  14,898,012.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5954%
Base Rate                                                                                                              4.3296%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      759,000,000.00      73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                1,397,825.00         153,333.33          189,366.67         1,740,525.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,397,825.00         153,333.33          189,366.67         1,740,525.00
Ending Certificates Balance                         759,000,000.00      73,600,000.00       87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.84

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $189,366.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $189,366.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,290,860.53

          a.   Class A Monthly Interest:                      $1,397,825.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,185,732.19
          e.   Excess Spread:                                 $7,707,303.34

     2.   Class B Available Funds:                            $1,191,841.02

          a.   Class B Monthly Interest:                        $153,333.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,038,507.69

     3.   Collateral Available Funds:                         $1,415,311.21

          a.   Excess Spread:                                 $1,415,311.21

     4.   Total Excess Spread:                               $10,161,122.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2002-1 Allocable Principal
          Collections:                                      $248,838,964.61

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                      $218,793,838.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $218,793,838.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,861,493.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $222,655,332.02

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $87,400,000.00

     2.   Required Collateral Invested Amount:               $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $222,655,332.02

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                     $10,161,122.24
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $308,919.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $189,366.67
     9.   Applied to unpaid Monthly Servicing Fee:            $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $366,841.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,762,660.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3296%
          b.   Prior Monthly Period                                 4.0310%
          c.   Second Prior Monthly Period                          3.9848%

     2.   Three Month Average Base Rate                             4.1151%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5954%
          b.   Prior Monthly Period                                14.7472%
          c.   Second Prior Monthly Period                         13.8213%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3880%



XV. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,069,082,330.58     940,000,000.00      129,082,330.58
Beginning Adjusted Invested Amount                             N/A     940,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              17,305,444.55      15,215,963.65        2,089,480.90
Collections of Principal Receivables                254,248,507.32     223,550,226.25       30,698,281.07
Defaulted Amount                                      4,487,233.19       3,945,439.07          541,794.12

Ending Invested / Transferor Amounts              1,069,067,321.20     940,000,000.00      129,067,321.20


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2100%            2.4900%             2.6000%
Monthly Interest Due                                  1,428,212.50         156,040.00          193,483.33         1,777,735.83
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,428,212.50         156,040.00          193,483.33         1,777,735.83
Investor Default Amount                               3,254,987.24         315,635.13          374,816.71         3,945,439.07
Investor Monthly Fees Due                             1,292,500.00         125,333.33          148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                             5,975,699.74         597,008.46          717,133.38         7,289,841.57

Reallocated Investor Finance Charge Collections                                                                  15,221,255.94
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5946%
Base Rate                                                                                                              4.3288%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      775,500,000.00      75,200,000.00       89,300,000.00       940,000,000.00
Interest Distributions                                1,428,212.50         156,040.00          193,483.33         1,777,735.83
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,428,212.50         156,040.00          193,483.33         1,777,735.83
Ending Certificates Balance                         775,500,000.00      75,200,000.00       89,300,000.00       940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.84

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $193,483.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $193,483.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,557,536.15

          a.   Class A Monthly Interest:                      $1,428,212.50
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,254,987.24
          e.   Excess Spread:                                 $7,874,336.42

     2.   Class B Available Funds:                            $1,217,700.48

          a.   Class B Monthly Interest:                        $156,040.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,061,660.48

     3.   Collateral Available Funds:                         $1,446,019.31

          a.   Excess Spread:                                 $1,446,019.31

     4.   Total Excess Spread:                               $10,382,016.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2002-2 Allocable Principal
          Collections:                                      $254,248,507.32

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                      $223,550,226.25

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $223,550,226.25

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,945,439.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $227,495,665.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $89,300,000.00

     2.   Required Collateral Invested Amount:               $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $227,495,665.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                     $10,382,016.21
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $315,635.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $193,483.33
     9.   Applied to unpaid Monthly Servicing Fee:            $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $374,816.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,931,414.37

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3287%
          b.   Prior Monthly Period                                 4.0301%
          c.   Second Prior Monthly Period                          3.9840%

     2.   Three Month Average Base Rate                             4.1143%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5946%
          b.   Prior Monthly Period                                14.7463%
          c.   Second Prior Monthly Period                         13.8205%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3871%



XVI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,046,335,898.02     920,000,000.00      126,335,898.02
Beginning Adjusted Invested Amount                             N/A     920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              16,937,243.60      14,892,219.74        2,045,023.86
Collections of Principal Receivables                248,838,964.61     218,793,838.46       30,045,126.15
Defaulted Amount                                      4,391,760.15       3,861,493.56          530,266.58

Ending Invested / Transferor Amounts              1,046,321,207.98     920,000,000.00      126,321,207.98


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2100%            2.4800%             2.6000%
Monthly Interest Due                                  1,397,825.00         152,106.67          189,366.67         1,739,298.33
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,397,825.00         152,106.67          189,366.67         1,739,298.33
Investor Default Amount                               3,185,732.19         308,919.48          366,841.89         3,861,493.56
Investor Monthly Fees Due                             1,265,000.00         122,666.67          145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,848,557.19         583,692.82          701,875.22         7,134,125.23

Reallocated Investor Finance Charge Collections                                                                  14,896,786.10
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5938%
Base Rate                                                                                                              4.3279%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      759,000,000.00      73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                1,397,825.00         152,106.67          189,366.67         1,739,298.33
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,397,825.00         152,106.67          189,366.67         1,739,298.33
Ending Certificates Balance                         759,000,000.00      73,600,000.00       87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.84

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.07

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.07

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $189,366.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $189,366.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,289,848.53

          a.   Class A Monthly Interest:                      $1,397,825.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,185,732.19
          e.   Excess Spread:                                 $7,706,291.34

     2.   Class B Available Funds:                            $1,191,742.89

          a.   Class B Monthly Interest:                        $152,106.67
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,039,636.22

     3.   Collateral Available Funds:                         $1,415,194.68

          a.   Excess Spread:                                 $1,415,194.68

     4.   Total Excess Spread:                               $10,161,122.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2002-3 Allocable Principal
          Collections:                                      $248,838,964.61

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                      $218,793,838.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $218,793,838.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,861,493.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $222,655,332.02

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $87,400,000.00

     2.   Required Collateral Invested Amount:               $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $222,655,332.02

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                     $10,161,122.24
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $308,919.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $189,366.67
     9.   Applied to unpaid Monthly Servicing Fee:            $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $366,841.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,762,660.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3279%
          b.   Prior Monthly Period                                 4.0293%
          c.   Second Prior Monthly Period                          3.9832%

     2.   Three Month Average Base Rate                             4.1135%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5938%
          b.   Prior Monthly Period                                14.7455%
          c.   Second Prior Monthly Period                         13.8198%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3863%



XVII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               568,660,814.14     500,000,000.00       68,660,814.14
Beginning Adjusted Invested Amount                             N/A     500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables               9,205,023.70       8,093,597.68        1,111,426.01
Collections of Principal Receivables                135,238,567.73     118,909,694.82       16,328,872.91
Defaulted Amount                                      2,386,826.17       2,098,637.81          288,188.36

Ending Invested / Transferor Amounts                568,652,830.42     500,000,000.00       68,652,830.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.1400%            2.4100%             2.6000%
Monthly Interest Due                                    735,625.00          80,333.33          102,916.67           918,875.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      735,625.00          80,333.33          102,916.67           918,875.00
Investor Default Amount                               1,731,376.19         167,891.02          199,370.59         2,098,637.81
Investor Monthly Fees Due                               687,500.00          66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                             3,154,501.19         314,891.02          381,453.92         3,850,846.14

Reallocated Investor Finance Charge Collections                                                                   8,069,683.57
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5295%
Base Rate                                                                                                              4.2637%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      412,500,000.00      40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                  735,625.00          80,333.33          102,916.67           918,875.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     735,625.00          80,333.33          102,916.67           918,875.00
Ending Certificates Balance                         412,500,000.00      40,000,000.00       47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.78

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.78

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $102,916.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $102,916.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $6,657,488.94

          a.   Class A Monthly Interest:                        $735,625.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,731,376.19
          e.   Excess Spread:                                 $4,190,487.75

     2.   Class B Available Funds:                              $645,574.69

          a.   Class B Monthly Interest:                         $80,333.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $565,241.35

     3.   Collateral Available Funds:                           $766,619.94

          a.   Excess Spread:                                   $766,619.94

     4.   Total Excess Spread:                                $5,522,349.05

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2002-4 Allocable Principal
          Collections:                                      $135,238,567.73

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                      $118,909,694.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $118,909,694.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,098,637.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $121,008,332.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $47,500,000.00

     2.   Required Collateral Invested Amount:               $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $121,008,332.62

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                      $5,522,349.05
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $167,891.02
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $102,916.67
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $199,370.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,218,837.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.2637%
          b.   Prior Monthly Period                                 3.9651%
          c.   Second Prior Monthly Period                          3.9190%

     2.   Three Month Average Base Rate                             4.0493%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5295%
          b.   Prior Monthly Period                                14.6791%
          c.   Second Prior Monthly Period                         13.7576%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3221%



XVIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               682,392,976.97     600,000,000.00       82,392,976.97
Beginning Adjusted Invested Amount                             N/A     600,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              11,046,028.44       9,712,317.22        1,333,711.22
Collections of Principal Receivables                162,286,281.27     142,691,633.78       19,594,647.49
Defaulted Amount                                      2,864,191.40       2,518,365.37          345,826.03

Ending Invested / Transferor Amounts                682,383,396.51     600,000,000.00       82,383,396.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2700%            2.5500%             2.6000%
Monthly Interest Due                                    936,375.00         102,000.00          123,500.00         1,161,875.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      936,375.00         102,000.00          123,500.00         1,161,875.00
Investor Default Amount                               2,077,651.43         201,469.23          239,244.71         2,518,365.37
Investor Monthly Fees Due                               825,000.00          80,000.00           95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                             3,839,026.43         383,469.23          457,744.71         4,680,240.37

Reallocated Investor Finance Charge Collections                                                                   9,742,845.28
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6496%
Base Rate                                                                                                              4.3838%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      495,000,000.00      48,000,000.00       57,000,000.00       600,000,000.00
Interest Distributions                                  936,375.00         102,000.00          123,500.00         1,161,875.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     936,375.00         102,000.00          123,500.00         1,161,875.00
Ending Certificates Balance                         495,000,000.00      48,000,000.00       57,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.89

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.89

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $123,500.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $123,500.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,037,847.36

          a.   Class A Monthly Interest:                        $936,375.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,077,651.43
          e.   Excess Spread:                                 $5,023,820.93

     2.   Class B Available Funds:                              $779,427.62

          a.   Class B Monthly Interest:                        $102,000.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $677,427.62

     3.   Collateral Available Funds:                           $925,570.30

          a.   Excess Spread:                                   $925,570.30

     4.   Total Excess Spread:                                $6,626,818.86

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2002-5 Allocable Principal
          Collections:                                      $162,286,281.27

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                      $142,691,633.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $142,691,633.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,518,365.37

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $145,209,999.15

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $57,000,000.00

     2.   Required Collateral Invested Amount:               $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $145,209,999.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                      $6,626,818.86
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $201,469.23
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $123,500.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $239,244.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $5,062,604.92

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3838%
          b.   Prior Monthly Period                                 4.0852%
          c.   Second Prior Monthly Period                          4.0391%

     2.   Three Month Average Base Rate                             4.1694%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6496%
          b.   Prior Monthly Period                                14.8032%
          c.   Second Prior Monthly Period                         13.8738%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4422%



XIX. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               818,871,572.36     720,000,000.00       98,871,572.36
Beginning Adjusted Invested Amount                             N/A     720,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              13,255,234.12      11,654,780.66        1,600,453.46
Collections of Principal Receivables                194,743,537.52     171,229,960.53       23,513,576.99
Defaulted Amount                                      3,437,029.68       3,022,038.44          414,991.24

Ending Invested / Transferor Amounts                818,860,075.81     720,000,000.00       98,860,075.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2400%            2.5500%             2.6000%
Monthly Interest Due                                  1,108,800.00         122,400.00          148,200.00         1,379,400.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,108,800.00         122,400.00          148,200.00         1,379,400.00
Investor Default Amount                               2,493,181.71         241,763.08          287,093.65         3,022,038.44
Investor Monthly Fees Due                               990,000.00          96,000.00          114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,591,981.71         460,163.08          549,293.65         5,601,438.44

Reallocated Investor Finance Charge Collections                                                                  11,676,564.34
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6246%
Base Rate                                                                                                              4.3587%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      594,000,000.00      57,600,000.00       68,400,000.00       720,000,000.00
Interest Distributions                                1,108,800.00         122,400.00          148,200.00         1,379,400.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,108,800.00         122,400.00          148,200.00         1,379,400.00
Ending Certificates Balance                         594,000,000.00      57,600,000.00       68,400,000.00       720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.87

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.87

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $148,200.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $148,200.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $9,633,165.58

          a.   Class A Monthly Interest:                      $1,108,800.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,493,181.71
          e.   Excess Spread:                                 $6,031,183.87

     2.   Class B Available Funds:                              $934,125.15

          a.   Class B Monthly Interest:                        $122,400.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $811,725.15

     3.   Collateral Available Funds:                         $1,109,273.61

          a.   Excess Spread:                                 $1,109,273.61

     4.   Total Excess Spread:                                $7,952,182.63

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%
     2.   Series 2002-6 Allocable Principal
          Collections:                                      $194,743,537.52

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                      $171,229,960.53

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $171,229,960.53

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,022,038.44

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $174,251,998.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $68,400,000.00

     2.   Required Collateral Invested Amount:               $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $174,251,998.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                      $7,952,182.63
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $241,763.08
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $148,200.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $287,093.65
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,075,125.90

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3587%
          b.   Prior Monthly Period                                 4.0601%
          c.   Second Prior Monthly Period                          4.0140%

     2.   Three Month Average Base Rate                             4.1443%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6245%
          b.   Prior Monthly Period                                14.7773%
          c.   Second Prior Monthly Period                         13.8495%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4171%



XX. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,046,335,898.02     920,000,000.00      126,335,898.02
Beginning Adjusted Invested Amount                             N/A     920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              16,937,243.60      14,892,219.74        2,045,023.86
Collections of Principal Receivables                248,838,964.61     218,793,838.46       30,045,126.15
Defaulted Amount                                      4,391,760.15       3,861,493.56          530,266.58

Ending Invested / Transferor Amounts              1,046,321,207.98     920,000,000.00      126,321,207.98


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2100%            2.5000%             2.6000%
Monthly Interest Due                                  1,397,825.00         153,333.33          189,366.67         1,740,525.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,397,825.00         153,333.33          189,366.67         1,740,525.00
Investor Default Amount                               3,185,732.19         308,919.48          366,841.89         3,861,493.56
Investor Monthly Fees Due                             1,265,000.00         122,666.67          145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,848,557.19         584,919.48          701,875.22         7,135,351.90

Reallocated Investor Finance Charge Collections                                                                  14,898,012.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5954%
Base Rate                                                                                                              4.3296%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      759,000,000.00      73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                1,397,825.00         153,333.33          189,366.67         1,740,525.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,397,825.00         153,333.33          189,366.67         1,740,525.00
Ending Certificates Balance                         759,000,000.00      73,600,000.00       87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.84

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $189,366.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $189,366.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,290,860.53

          a.   Class A Monthly Interest:                      $1,397,825.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,185,732.19
          e.   Excess Spread:                                 $7,707,303.34

     2.   Class B Available Funds:                            $1,191,841.02

          a.   Class B Monthly Interest:                        $153,333.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,038,507.69

     3.   Collateral Available Funds:                         $1,415,311.21

          a.   Excess Spread:                                 $1,415,311.21

     4.   Total Excess Spread:                               $10,161,122.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2003-1 Allocable Principal
          Collections:                                      $248,838,964.61

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                      $218,793,838.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $218,793,838.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,861,493.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $222,655,332.02

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $87,400,000.00

     2.   Required Collateral Invested Amount:               $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $222,655,332.02

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                     $10,161,122.24
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $308,919.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $189,366.67
     9.   Applied to unpaid Monthly Servicing Fee:            $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $366,841.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,762,660.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3296%
          b.   Prior Monthly Period                                 4.0310%
          c.   Second Prior Monthly Period                          3.9848%

     2.   Three Month Average Base Rate                             4.1151%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5954%
          b.   Prior Monthly Period                                14.7472%
          c.   Second Prior Monthly Period                         13.8213%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3880%



XXI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,251,053,791.11   1,100,000,000.00      151,053,791.11
Beginning Adjusted Invested Amount                             N/A   1,100,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              20,251,052.13      17,805,914.90        2,445,137.23
Collections of Principal Receivables                297,524,849.00     261,601,328.59       35,923,520.40
Defaulted Amount                                      5,251,017.57       4,617,003.17          634,014.39

Ending Invested / Transferor Amounts              1,251,036,226.93   1,100,000,000.00      151,036,226.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ---------              -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2100%            2.4700%             2.6000%
Monthly Interest Due                                  1,671,312.50         181,133.33          226,416.67         2,078,862.50
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,671,312.50         181,133.33          226,416.67         2,078,862.50
Investor Default Amount                               3,809,027.62         369,360.25          438,615.30         4,617,003.17
Investor Monthly Fees Due                             1,512,500.00         146,666.67          174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                             6,992,840.12         697,160.25          839,198.63         8,529,199.01

Reallocated Investor Finance Charge Collections                                                                  17,810,641.35
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5930%
Base Rate                                                                                                              4.3271%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             ------- `         ----------             -----

Beginning Certificates Balance                      907,500,000.00      88,000,000.00      104,500,000.00     1,100,000,000.00
Interest Distributions                                1,671,312.50         181,133.33          226,416.67         2,078,862.50
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,671,312.50         181,133.33          226,416.67         2,078,862.50
Ending Certificates Balance                         907,500,000.00      88,000,000.00      104,500,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.84

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.06

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.06

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $226,416.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $226,416.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $14,693,779.12

          a.   Class A Monthly Interest:                      $1,671,312.50
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,809,027.62
          e.   Excess Spread:                                 $9,213,439.00

     2.   Class B Available Funds:                            $1,424,851.31

          a.   Class B Monthly Interest:                        $181,133.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,243,717.97

     3.   Collateral Available Funds:                         $1,692,010.93

          a.   Excess Spread:                                 $1,692,010.93

     4.   Total Excess Spread:                               $12,149,167.90

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2003-2 Allocable Principal
          Collections:                                      $297,524,849.00

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                      $261,601,328.59

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $261,601,328.59

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,617,003.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $266,218,331.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                       $104,500,000.00

     2.   Required Collateral Invested Amount:              $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $266,218,331.77

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                     $12,149,167.90
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $369,360.25
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $226,416.67
     9.   Applied to unpaid Monthly Servicing Fee:            $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $438,615.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $9,281,442.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3271%
          b.   Prior Monthly Period                                 4.0285%
          c.   Second Prior Monthly Period                          3.9824%

     2.   Three Month Average Base Rate                             4.1127%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5930%
          b.   Prior Monthly Period                                14.7446%
          c.   Second Prior Monthly Period                         13.8190%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3855%



XXII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               852,991,221.21     750,000,000.00      102,991,221.21
Beginning Adjusted Invested Amount                             N/A     750,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              13,807,535.54      12,140,396.53        1,667,139.02
Collections of Principal Receivables                202,857,851.59     178,364,542.22       24,493,309.37
Defaulted Amount                                      3,580,239.25       3,147,956.71          432,282.54

Ending Invested / Transferor Amounts                852,979,245.64     750,000,000.00      102,979,245.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2100%            2.4500%             2.6000%
Monthly Interest Due                                  1,139,531.25         122,500.00          154,375.00         1,416,406.25
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,139,531.25         122,500.00          154,375.00         1,416,406.25
Investor Default Amount                               2,597,064.28         251,836.54          299,055.89         3,147,956.71
Investor Monthly Fees Due                             1,031,250.00         100,000.00          118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,767,845.53         474,336.54          572,180.89         5,814,362.96

Reallocated Investor Finance Charge Collections                                                                  12,142,619.10
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5913%
Base Rate                                                                                                              4.3255%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      618,750,000.00      60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions                                1,139,531.25         122,500.00          154,375.00         1,416,406.25
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,139,531.25         122,500.00          154,375.00         1,416,406.25
Ending Certificates Balance                         618,750,000.00      60,000,000.00       71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.84

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.04

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.04

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $154,375.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $154,375.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,017,660.76

          a.   Class A Monthly Interest:                      $1,139,531.25
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,597,064.28
          e.   Excess Spread:                                 $6,281,065.23

     2.   Class B Available Funds:                              $971,409.53

          a.   Class B Monthly Interest:                        $122,500.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $848,909.53

     3.   Collateral Available Funds:                         $1,153,548.81

          a.   Excess Spread:                                 $1,153,548.81

     4.   Total Excess Spread:                                $8,283,523.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2003-3 Allocable Principal
          Collections:                                      $202,857,851.59

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                      $178,364,542.22

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $178,364,542.22

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,147,956.71

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $181,512,498.93

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $71,250,000.00

     2.   Required Collateral Invested Amount:               $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $181,512,498.93

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                      $8,283,523.57
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $251,836.54
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $154,375.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $299,055.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,328,256.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3255%
          b.   Prior Monthly Period                                 4.0269%
          c.   Second Prior Monthly Period                          3.9808%

     2.   Three Month Average Base Rate                             4.1111%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5913%
          b.   Prior Monthly Period                                14.7430%
          c.   Second Prior Monthly Period                         13.8174%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3839%



XXIII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               773,378,707.23     680,000,000.00       93,378,707.23
Beginning Adjusted Invested Amount                             N/A     680,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              12,518,832.23      11,007,292.85        1,511,539.38
Collections of Principal Receivables                183,924,452.11     161,717,184.95       22,207,267.16
Defaulted Amount                                      3,246,083.59       2,854,147.42          391,936.17

Ending Invested / Transferor Amounts                773,367,849.38     680,000,000.00       93,367,849.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              1.6900%            1.9000%             3.0000%
Monthly Interest Due                                    828,381.67          64,600.00          127,500.00         1,020,481.67
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      828,381.67          64,600.00          127,500.00         1,020,481.67
Investor Default Amount                               2,468,837.51         171,248.84          214,061.06         2,854,147.42
Investor Monthly Fees Due                               980,333.33          68,000.00           85,000.00         1,133,333.33
Investor Additional Amounts Due
Total Due                                             4,277,552.51         303,848.84          426,561.06         5,007,962.42

Reallocated Investor Finance Charge Collections                                                                   9,643,234.76
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       12.1471%
Base Rate                                                                                                              3.8536%
Excess Spread Percentage                                                                                               8.1799%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      588,200,000.00      40,800,000.00       51,000,000.00       680,000,000.00
Interest Distributions                                  828,381.67          64,600.00          127,500.00         1,020,481.67
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     828,381.67          64,600.00          127,500.00         1,020,481.67
Ending Certificates Balance                         588,200,000.00      40,800,000.00       51,000,000.00       680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $127,500.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $127,500.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,341,398.07

          a.   Class A Monthly Interest:                        $828,381.67
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,468,837.51
          e.   Excess Spread:                                 $5,044,178.89

     2.   Class B Available Funds:                              $578,594.09

          a.   Class B Monthly Interest:                         $64,600.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $513,994.09

     3.   Collateral Available Funds:                           $723,242.61

          a.   Excess Spread:                                   $723,242.61

     4.   Total Excess Spread:                                $6,281,415.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2003-4 Allocable Principal
          Collections:                                      $183,924,452.11

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                      $161,717,184.95

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $161,717,184.95

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,854,147.42

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $164,571,332.36

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $51,000,000.00

     2.   Required Collateral Invested Amount:               $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $164,571,332.36

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                      $6,281,415.58
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $171,248.84
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $127,500.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $214,061.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,635,272.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               3.8536%
          b.   Prior Monthly Period                                 3.7192%
          c.   Second Prior Monthly Period                          3.8278%

     2.   Three Month Average Base Rate                             3.8002%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              12.1471%
          b.   Prior Monthly Period                                12.3137%
          c.   Second Prior Monthly Period                         11.4483%

     4.   Three Month Average Series Adjusted Portfolio Yield      11.9697%



XXIV. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               909,857,302.62     800,000,000.00      109,857,302.62
Beginning Adjusted Invested Amount                             N/A     800,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              14,728,037.91      12,949,756.29        1,778,281.62
Collections of Principal Receivables                216,381,708.36     190,255,511.70       26,126,196.66
Defaulted Amount                                      3,818,921.87       3,357,820.49          461,101.38

Ending Invested / Transferor Amounts                909,844,528.68     800,000,000.00      109,844,528.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.1800%            2.3500%             2.6500%
Monthly Interest Due                                  1,213,533.33         117,500.00          159,000.00         1,490,033.33
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,213,533.33         117,500.00          159,000.00         1,490,033.33
Investor Default Amount                               2,803,780.11         251,836.54          302,203.84         3,357,820.49
Investor Monthly Fees Due                             1,113,333.33         100,000.00          120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                             5,130,646.78         469,336.54          581,203.84         6,181,187.16

Reallocated Investor Finance Charge Collections                                                                  12,931,327.04
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5597%
Base Rate                                                                                                              4.2939%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             ------

Beginning Certificates Balance                      668,000,000.00      60,000,000.00       72,000,000.00       800,000,000.00
Interest Distributions                                1,213,533.33         117,500.00          159,000.00         1,490,033.33
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,213,533.33         117,500.00          159,000.00         1,490,033.33
Ending Certificates Balance                         668,000,000.00      60,000,000.00       72,000,000.00       800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.82

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.82

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $1.96

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $1.96

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $6,909,139.89

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $159,000.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $6,750,139.89

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,797,658.08

          a.   Class A Monthly Interest:                      $1,213,533.33
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,803,780.11
          e.   Excess Spread:                                 $6,780,344.64

     2.   Class B Available Funds:                              $969,849.53

          a.   Class B Monthly Interest:                        $117,500.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $852,349.53

     3.   Collateral Available Funds:                         $1,163,819.43

          a.   Excess Spread:                                 $1,163,819.43

     4.   Total Excess Spread:                                $8,796,513.60

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2004-1 Allocable Principal
          Collections:                                      $216,381,708.36

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                      $190,255,511.70

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $190,255,511.70

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,357,820.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $193,613,332.19

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $72,000,000.00

     2.   Required Collateral Invested Amount:               $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $193,613,332.19

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                      $8,796,513.60
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $251,836.54
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $159,000.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $302,203.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $6,750,139.89

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.2939%
          b.   Prior Monthly Period                                 3.9953%
          c.   Second Prior Monthly Period                          3.9491%

     2.   Three Month Average Base Rate                             4.0794%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5597%
          b.   Prior Monthly Period                                14.7103%
          c.   Second Prior Monthly Period                         13.7868%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3523%



XXV. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               454,928,651.31     400,000,000.00       54,928,651.31
Beginning Adjusted Invested Amount                             N/A     400,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables               7,364,018.96       6,474,878.15          889,140.81
Collections of Principal Receivables                108,190,854.18      95,127,755.85       13,063,098.33
Defaulted Amount                                      1,909,460.93       1,678,910.24          230,550.69

Ending Invested / Transferor Amounts                454,922,264.34     400,000,000.00       54,922,264.34


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.2700%            2.4700%             2.7700%
Monthly Interest Due                                    631,816.67          61,750.00           83,100.00           776,666.67
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                      631,816.67          61,750.00           83,100.00           776,666.67
Investor Default Amount                               1,401,890.05         125,918.27          151,101.92         1,678,910.24
Investor Monthly Fees Due                               556,666.67          50,000.00           60,000.00           666,666.67
Investor Additional Amounts Due
Total Due                                             2,590,373.39         237,668.27          294,201.92         3,122,243.58

Reallocated Investor Finance Charge Collections                                                                   6,497,313.52
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.6560%
Base Rate                                                                                                              4.3901%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      334,000,000.00      30,000,000.00       36,000,000.00       400,000,000.00
Interest Distributions                                  631,816.67          61,750.00           83,100.00           776,666.67
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                     631,816.67          61,750.00           83,100.00           776,666.67
Ending Certificates Balance                         334,000,000.00      30,000,000.00       36,000,000.00       400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.89

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.89

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.06

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.06

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $3,458,169.94

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $83,100.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                       $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $3,375,069.94

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $5,425,256.79

          a.   Class A Monthly Interest:                        $631,816.67
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,401,890.05
          e.   Excess Spread:                                 $3,391,550.07

     2.   Class B Available Funds:                              $487,298.51

          a.   Class B Monthly Interest:                         $61,750.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $425,548.51

     3.   Collateral Available Funds:                           $584,758.22

          a.   Excess Spread:                                   $584,758.22

     4.   Total Excess Spread:                                $4,401,856.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2004-2 Allocable Principal
          Collections:                                      $108,190,854.18

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                       $95,127,755.85

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                               $95,127,755.85

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $1,678,910.24

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $96,806,666.10

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $36,000,000.00

     2.   Required Collateral Invested Amount:               $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:           $96,806,666.10

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                      $4,401,856.80
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $125,918.27
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:                $83,100.00
     9.   Applied to unpaid Monthly Servicing Fee:              $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $151,101.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $3,375,069.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3901%
          b.   Prior Monthly Period                                 4.0915%
          c.   Second Prior Monthly Period                          4.0454%

     2.   Three Month Average Base Rate                             4.1757%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6560%
          b.   Prior Monthly Period                                14.8098%
          c.   Second Prior Monthly Period                         13.8799%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.4486%



XXVI. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount               682,392,976.97     600,000,000.00       82,392,976.97
Beginning Adjusted Invested Amount                             N/A     600,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              11,046,028.44       9,712,317.22        1,333,711.22
Collections of Principal Receivables                162,286,281.27     142,691,633.78       19,594,647.49
Defaulted Amount                                      2,864,191.40       2,518,365.37          345,826.03

Ending Invested / Transferor Amounts                682,383,396.51     600,000,000.00       82,383,396.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              4.3500%            4.5500%             2.5700%
Monthly Interest Due                                  1,892,250.00         113,750.00          102,800.00         2,108,800.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,892,250.00         113,750.00          102,800.00         2,108,800.00
Investor Default Amount                               2,190,977.87         125,918.27          201,469.23         2,518,365.37
Investor Monthly Fees Due                               870,000.00          50,000.00           80,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,953,227.87         289,668.27          384,269.23         5,627,165.37

Reallocated Investor Finance Charge Collections                                                                   9,717,111.56
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5975%
Base Rate                                                                                                              6.3040%
Excess Spread Percentage                                                                                               8.1799%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      522,000,000.00      30,000,000.00       48,000,000.00       600,000,000.00
Interest Distributions                                1,892,250.00         113,750.00          102,800.00         2,108,800.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,892,250.00         113,750.00          102,800.00         2,108,800.00
Ending Certificates Balance                         522,000,000.00      30,000,000.00       48,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $4,192,746.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $102,800.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $4,089,946.19

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,453,887.05

          a.   Class A Monthly Interest:                      $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,190,977.87
          e.   Excess Spread:                                 $4,370,659.18

     2.   Class B Available Funds:                              $485,855.58

          a.   Class B Monthly Interest:                        $113,750.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $372,105.58

     3.   Collateral Available Funds:                           $777,368.92

          a.   Excess Spread:                                   $777,368.92

     4.   Total Excess Spread:                                $5,520,133.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2004-3 Allocable Principal
          Collections:                                      $162,286,281.27

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                      $142,691,633.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $142,691,633.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,518,365.37

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $145,209,999.15

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $48,000,000.00

     2.   Required Collateral Invested Amount:               $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $145,209,999.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                      $5,520,133.69
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $125,918.27
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $102,800.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $201,469.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $4,089,946.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               6.3040%
          b.   Prior Monthly Period                                 6.0887%
          c.   Second Prior Monthly Period                          6.2764%

     2.   Three Month Average Base Rate                             6.2230%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5975%
          b.   Prior Monthly Period                                14.7622%
          c.   Second Prior Monthly Period                         13.8179%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3925%



XXVII. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,251,053,791.11   1,100,000,000.00      151,053,791.11
Beginning Adjusted Invested Amount                             N/A   1,100,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              20,251,052.13      17,805,914.90        2,445,137.23
Collections of Principal Receivables                297,524,849.00     261,601,328.59       35,923,520.40
Defaulted Amount                                      5,251,017.57       4,617,003.17          634,014.39

Ending Invested / Transferor Amounts              1,251,036,226.93   1,100,000,000.00      151,036,226.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.1900%            2.3800%             2.5700%
Monthly Interest Due                                  1,676,262.50         163,625.00          212,025.00         2,051,912.50
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,676,262.50         163,625.00          212,025.00         2,051,912.50
Investor Default Amount                               3,855,197.65         346,275.24          415,530.29         4,617,003.17
Investor Monthly Fees Due                             1,530,833.33         137,500.00          165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,062,293.48         647,400.24          792,555.29         8,502,249.01

Reallocated Investor Finance Charge Collections                                                                  17,783,691.35
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5632%
Base Rate                                                                                                              4.2973%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      918,500,000.00      82,500,000.00       99,000,000.00     1,100,000,000.00
Interest Distributions                                1,676,262.50         163,625.00          212,025.00         2,051,912.50
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,676,262.50         163,625.00          212,025.00         2,051,912.50
Ending Certificates Balance                         918,500,000.00      82,500,000.00       99,000,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.83

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.83

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $1.98

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $1.98

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $9,493,467.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $212,025.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $9,281,442.35

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $14,849,382.28

          a.   Class A Monthly Interest:                      $1,676,262.50
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,855,197.65
          e.   Excess Spread:                                 $9,317,922.13

     2.   Class B Available Funds:                            $1,333,776.85

          a.   Class B Monthly Interest:                        $163,625.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,170,151.85

     3.   Collateral Available Funds:                         $1,600,532.22

          a.   Excess Spread:                                 $1,600,532.22

     4.   Total Excess Spread:                               $12,088,606.20

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2004-4 Allocable Principal
          Collections:                                      $297,524,849.00

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                      $261,601,328.59

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $261,601,328.59

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,617,003.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $266,218,331.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $99,000,000.00

     2.   Required Collateral Invested Amount:               $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $266,218,331.77

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                     $12,088,606.20
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $346,275.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $212,025.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $415,530.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $9,281,442.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.2973%
          b.   Prior Monthly Period                                 3.9987%
          c.   Second Prior Monthly Period                          3.9526%

     2.   Three Month Average Base Rate                             4.0829%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5632%
          b.   Prior Monthly Period                                14.7138%
          c.   Second Prior Monthly Period                         13.7901%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.3557%



XXVIII. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------        --------------       -----------
Beginning Invested /Transferor Amount             1,137,321,628.28   1,000,000,000.00      137,321,628.28
Beginning Adjusted Invested Amount                             N/A   1,000,000,000.00                 N/A
Floating Allocation Percentage                                 N/A           87.9259%            12.0741%
Principal Allocation Percentage                                N/A           87.9259%            12.0741%
Collections of Finance Chg. Receivables              18,410,047.39      16,187,195.37        2,222,852.03
Collections of Principal Receivables                270,477,135.45     237,819,389.63       32,657,745.82
Defaulted Amount                                      4,773,652.33       4,197,275.61          576,376.72

Ending Invested / Transferor Amounts              1,137,305,660.85   1,000,000,000.00      137,305,660.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A             Class B            Interest              Total
--------------------------------------              -------             -------           ----------             -----

Principal Funding Account                                     0.00               0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00               0.00                0.00                 0.00
Reserve Draw Amount                                           0.00               0.00                0.00                 0.00
Available Reserve Account Amount                              0.00               0.00                0.00                 0.00
Reserve Account Surplus                                       0.00               0.00                0.00                 0.00

Coupon November 15, 2004 to December 14, 2004              2.1900%            2.3500%             2.5600%
Monthly Interest Due                                  1,523,875.00         146,875.00          192,000.00         1,862,750.00
Outstanding Monthly Interest Due                              0.00               0.00                0.00                 0.00
Additional Interest Due                                       0.00               0.00                0.00                 0.00
Total Interest Due                                    1,523,875.00         146,875.00          192,000.00         1,862,750.00
Investor Default Amount                               3,504,725.14         314,795.67          377,754.81         4,197,275.61
Investor Monthly Fees Due                             1,391,666.67         125,000.00          150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,420,266.80         586,670.67          719,754.81         7,726,692.28

Reallocated Investor Finance Charge Collections                                                                  16,164,367.14
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.5600%
Base Rate                                                                                                              4.2941%
Excess Spread Percentage                                                                                              10.1252%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A             Class B            Interest              Total
--------------------------------------------        -------             -------           ----------             -----

Beginning Certificates Balance                      835,000,000.00      75,000,000.00       90,000,000.00     1,000,000,000.00
Interest Distributions                                1,523,875.00         146,875.00          192,000.00         1,862,750.00
Principal Deposits - Prin. Funding Account                    0.00               0.00                0.00                 0.00
Principal Distributions                                       0.00               0.00                0.00                 0.00
Total Distributions                                   1,523,875.00         146,875.00          192,000.00         1,862,750.00
Ending Certificates Balance                         835,000,000.00      75,000,000.00       90,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $1.83

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.83

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $1.96

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $1.96

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $8,629,674.86

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $192,000.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $8,437,674.86

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $13,497,246.56

          a.   Class A Monthly Interest:                      $1,523,875.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,504,725.14
          e.   Excess Spread:                                 $8,468,646.43

     2.   Class B Available Funds:                            $1,212,327.54

          a.   Class B Monthly Interest:                        $146,875.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,065,452.54

     3.   Collateral Available Funds:                         $1,454,793.04

          a.   Excess Spread:                                 $1,454,793.04

     4.   Total Excess Spread:                               $10,988,892.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9259%

     2.   Series 2004-5 Allocable Principal
          Collections:                                      $270,477,135.45

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                      $237,819,389.63

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $237,819,389.63

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,197,275.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $242,016,665.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $90,000,000.00

     2.   Required Collateral Invested Amount:               $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $242,016,665.24

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                     $10,988,892.00
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $314,795.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $192,000.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $377,754.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $8,437,674.86

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.2941%
          b.   Prior Monthly Period                                 3.9955%
          c.   Second Prior Monthly Period                          4.0229%

     2.   Three Month Average Base Rate                             4.1042%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.5600%
          b.   Prior Monthly Period                                14.7105%
          c.   Second Prior Monthly Period                         13.3433%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.2046%